Supplement to the
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)
dated April 6, 2019 of the
SoFi 50 ETF (SFYF)
April 28, 2020

Important Notice Regarding Changes to the Underlying Index, Investment Objective, Principal Investment Strategies and Principal Investment Risks of the SoFi 50 ETF

The Board of Trustees of Tidal ETF Trust has approved changes to the underlying index, investment objective, principal investment strategies and principal investment risks of the SoFi 50 ETF (the “Fund”).
Effective on or about June 30, 2020 (the “Effective Date”), the Fund’s underlying index will change from the Solactive SoFi US 50 Growth Index (the “Current Index”) to the SoFi Social 50 Index (the “New Index”) and all references to the Fund’s Current Index in the Summary Prospectus, Prospectus and SAI will be replaced with the New Index.
The Fund’s “Investment Objective” will be replaced with the following:
The SoFi 50 ETF (the “Fund”) seeks to track the performance, before fees and expenses, of the SoFi Social 50 Index (the “Index”).
The first paragraph under “Fund Summary-Principal Investment Strategies” in the Prospectus will be deleted and replaced with the following:
The Fund uses a “passive management” (or indexing) approach to track the performance, before fees and expenses, of the Index. The Index follows a rules-based methodology (described generally below) which tracks the performance of a portfolio of the 50 most widely held U.S.-listed equity securities in self-directed brokerage accounts (the “SoFi Accounts”) of SoFi Securities, LLC, an affiliate of Social Finance, Inc. (“SoFi”), as determined using the rules-based methodology. The Index is owned and administered by Solactive AG (the “Index Provider”), which engaged SoFi to develop the rules set and related methodology used to determine the securities to be included in the Index. SoFi is not involved in the ongoing maintenance of the Index or any discretionary decisions relating to its application, and does not act in the capacity of an index provider. SoFi has licensed certain of its trademarks to the Index Provider for use in connection with the Index.
The description under “Fund Summary-Principal Investment Strategies-Solactive SoFi US 50 Growth Index” in the Prospectus will be deleted and replaced with the following:
SoFi Social 50 Index
The Index is designed to reflect the 50 most widely held U.S.-listed equity securities in the SoFi Accounts as weighted by aggregate holdings within the SoFi Accounts. Securities eligible for inclusion in the Index must: (a) be U.S.-listed equity securities held in SoFi Accounts, and (b) have an average daily trading volume of at least $10,000,000 during the preceding one-month and six-month periods (the “Eligible Universe”). ETFs and other investment companies are not eligible for the Index. Securities in the Eligible Universe are sorted based on (1) the number of SoFi Accounts that hold a particular security and (2) the total market value of the security held in the SoFi Accounts (the “Weighted Average Value”). Each security in the Eligible Universe is then ranked from highest to lowest based on its Weighted Average Value (e.g., the security with the highest Weighted Average Value is assigned rank 1). Subject to a “buffer rule” aimed at limiting Index turnover, securities ranked within the top 50 are included in the Index.
Each security in the Index is then weighted based on its Weighted Average Value in relation to that of the other Index components and is subject to certain individual security weight and sector concentration caps. For example, the weight of each individual Index component is capped at 10%, and securities representing investments in any particular industry sector are capped at 50%. The Index is rebalanced and reconstituted monthly.
As of March 31, 2020, the SoFi Accounts consisted of over 100,000 separate self-directed brokerage accounts.

The following risk disclosure will be included under “Fund Summary-Principal Investment Risks” in the Prospectus and under “Additional Information About the Funds-Principal Risks of Investing in the Fund” in the Prospectus:

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User Bias Risk. The securities that comprise the Index are selected by retail investors holding SoFi Accounts, who may not be professional investors, may have no financial expertise, and may not do any research on the companies in which they invest prior to investing. In some cases, investment decisions made may be influenced by non-quantitative factors, including, without limitation, cognitive and emotional biases, resulting in the inclusion of certain securities in the Index which may underperform the market generally and result in lower returns for the Fund.

As disclosed under “Fund Summary-Principal Investment Strategies-The Fund’s Investment Strategy” in the Prospectus and “Investment Restrictions” in the SAI, the Fund follows a non-fundamental investment policy which requires the Fund to invest, under normal circumstances, at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of its underlying index. Once the New Index has been implemented, the Fund will therefore invest, under normal circumstances, at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the New Index.
The Fund has filed with the Securities and Exchange Commission (“SEC”) a Preliminary Prospectus and Preliminary Statement of Additional Information, which reflects the changes described in this notice and which will be publicly available on the SEC’s website. That filing is subject to review by the SEC and is expected to become effective on the Effective Date. Once these changes become effective, an updated Prospectus reflecting these changes will be mailed to shareholders of the Fund. The updated Prospectus will include additional information about the changes to the Fund’s investment objective, principal investment strategies and risks. Please read the Prospectus carefully.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.